POWER OF ATTORNEY
Know all by these presents, that
the undersigned hereby constitutes
 and appoints Michael Gravelle,
Jodi Ahlman, Colleen Haley or
Carol Nairn, signing singly,
the undersigned?s true and
 lawful attorney in fact to:
(1)	execute for and on
behalf of the undersigned,
in the undersigned?s capacity
as an officer and/or director
of F&G Annuities & Life, Inc.
(the ?Company?), a Form
(Initial Statement of
Ownership of Securities),
 Form 4 (Statement of Changes
 in Beneficial Ownership),
and/or Form 5 (Annual Statement
 of Changes in Beneficial
Ownership), in accordance
with Section 16(a) of the
ecurities Exchange Act of
1934 and the rules thereunder;
(2)	do and perform any and
all acts for and on behalf
the undersigned which may be
necessary or desirable to
complete and execute such
Form(s) and to timely file
 such Form(s) with the United
States Securities and Exchange
 Commission and any stock
 exchange or similar authority;

and
(3)	take any other
action of any type whatsoever
in connection with the foregoing
which, in the opinion of
attorney in fact, may be of
 benefit to, in the
interest of, or legally
required by, the undersigned,
it being understood that the
documents executed by such
attorney in fact on behalf
of the undersigned pursuant
to this Power of Attorney s
hall be in such form and
 shall contain such terms
 and conditions as such
attorney in fact may approve
in such attorney in fact?s
discretion.
The undersigned hereby
grants to such attorney
in fact full power and
authority to do and perform
any and every act and thing
whatsoever requisite,
necessary, or proper to
 be done in the exercise of
any of the rights and powers
 herein granted, as fully
 to all intents and purposes
as the undersigned might or
could do if personally present,
with full power of
or revocation, hereby
ratifying and confirming
 all that such
in fact, or such attorney
 in fact?s substitute or
substitutes, shall lawfully
 do or cause to be done by
virtue of this Power of
Attorney and the rights
and powers herein granted.
 The undersigned acknowledges
 that the foregoing attorney
in fact, in serving in such
 capacity at the request of
the undersigned, is not
assuming, nor is the
assuming, any of
undersigned?s responsibility
 to comply with Section 16 of
the Securities Exchange Act
1934.
This Power of Attorney shall
remain in full force and effect
until revoked by the undersigned
in a signed writing delivered
 to the foregoing attorney
in fact.
IN WITNESS WHEREOF,  the
undersigned has caused this
Power of Attorney to be
executed as of this __________
day of ___________________, 2022.
							____________________________
							John D. Currier, Jr.